BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Core Plus Fund
(“Core Plus Fund” or the “Fund”)

Supplement dated August 2, 2013 to the Investor and Institutional Share Class
Prospectus of the Fund, dated January 28, 2013

Effective as of June 1, 2013, BlackRock (as defined below) has contractually agreed to waive or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Accordingly, the Fund’s prospectus is amended as follows:

The section of the Fund’s prospectus entitled “Fund Overview — Key Facts About BlackRock Large Cap Core Plus Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Core Plus Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 29 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-58 of Part II of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fees	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.34%	1.37%	1.31%
Dividend Expense on Short Sales	0.40%	0.40%	0.39%
Interest Expense/Stock Loan Fees	0.39%	0.38%	0.36%
Miscellaneous Other Expenses	0.55%	0.59%	0.56%
Total Annual Fund Operating Expenses	2.79%	3.57%	2.51%
Fee Waivers and/or Expense Reimbursements[3]	(0.35)%	(0.40)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	2.44%	3.17%	2.13%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 44–49, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.65% (for Investor A Shares), 2.39% (for Investor C Shares) and 1.38% (for Institutional Shares) until February 1, 2015. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Large Cap Series Funds, Inc. or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$759	$1,313	$1,893	$3,456
Investor C Shares	$420	$1,057	$1,816	$3,810
Institutional Shares	$216	$ 745	$1,301	$2,817
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$320	$1,057	$1,816	$3,810

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 172% of the average value of its portfolio.

The second paragraph of the section of the Fund’s prospectus entitled “Management of the Funds — BlackRock — Core Plus Fund Total Annual Management Fee” is deleted in its entirety and replaced with the following:

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by Core Plus Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), of each share class of the Fund at the levels shown both below and in the Fund’s fees and expenses table in the “Fund Overview” section of this prospectus). Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to Core Plus Fund, BlackRock has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A	1.65%
Investor C	2.39%
Institutional	1.38%
[1]	The contractual caps are in effect until February 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non- interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-19076-0813STK